Exhibit 99.1
Lawson Products, Inc.
Pro Forma Condensed Consolidated Financial Information
(Unaudited)

On February 14, 2014, Lawson Products Inc. (“Lawson” or “the Company”) completed the previously announced sale of substantially all of the assets of Automatic Machine Products Company, Inc. (“ASMP”), its wholly owned subsidiary, to Nelson Stud Welding, Inc., an indirect subsidiary of Doncasters Group Limited.

The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013, set forth below has been presented after giving effect to the hypothetical sale of ASMP (the “Sale”) as if it had occurred on September 30, 2013. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010 set forth below have been presented after giving effect to the Sale as if it had occurred on January 1, 2010, and does not assume any interest income on cash proceeds.

The unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010 have been derived primarily from the audited Consolidated Financial Statements of the Company included in its fiscal 2012 Annual Report on Form 10-K. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013, has been derived primarily from the unaudited Condensed Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable under the circumstance and were prepared to illustrate the estimated effects of the Sale.

The unaudited pro forma financial statement information has been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the Sale occurred as of the periods presented. In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its fiscal 2012 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, that the Company filed with the Securities and Exchange Commission in 2013.

Exhibit 99.1

Lawson Products, Inc.
Pro Forma Condensed Consolidated Balance Sheet
(Dollars in thousands)
(Unaudited)

	September 30, 2013
	As Reported (1)	ASMP Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$418	$—		$418
Restricted cash	800	—		800
Accounts receivable, less allowance for doubtful accounts	32,265	—		32,265
Inventories, net	44,509	—		44,509
Miscellaneous receivables and prepaid expenses	4,418	—		4,418
Deferred income taxes	17	—		17
Discontinued operations	9,938	(9,906)	(2)	32
Total current assets	92,365	(9,906)		82,459

Property, plant and equipment, net	62,157	—		62,157
Cash value of life insurance	8,609	—		8,609
Deferred income taxes	55	—		55
Other assets	497	—		497
Discontinued operations	395	(395)	(2)	—

Total assets	$164,078	$(10,301)		$153,777

Liabilities and stockholders' equity
Current liabilities:
Revolving line of credit	$18,315	$(11,500)	(3)	$6,815
Accounts payable	14,181	—		14,181
Accrued expenses and other liabilities	23,990	—		23,990
Discontinued operations	485	(379)	(4)	106
Total current liabilities	56,971	(11,879)		45,092

Security bonus plan	16,435	—		16,435
Financing lease obligation	10,416	—		10,416
Deferred compensation	5,481	—		5,481
Deferred rent obligation	4,367	—		4,367
Other liabilities	1,398	—		1,398
Discontinued operations	—	—		—
	95,068	(11,879)		83,189

Total stockholders' equity	69,010	1,578	(5)	70,588

Total liabilities and stockholders' equity	$164,078	$(10,301)		$153,777

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

Exhibit 99.1

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Dollars in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2012
	As Reported (6)	ASMP Pro Forma Adjustments	Pro Forma

Net sales	$290,487	$(16,925)	$273,562
Cost of goods sold	129,305	(13,161)	116,144
Gross margin	161,182	(3,764)	157,418

Operating expenses:
Selling, general and administrative expenses	171,725	(1,646)	170,079
Severance expenses	8,021	—	8,021
Gain on sale of assets	(3,721)	—	(3,721)
Goodwill impairment	28,306	—	28,306
Operating expenses	204,331	(1,646)	202,685

Operating loss	(43,149)	(2,118)	(45,267)

Other expense, net	(831)	—	(831)

Loss from continuing operations before income taxes	(43,980)	(2,118)	(46,098)

Income tax expense	(18,737)	802	(17,935)

Loss from continuing operations	$(62,717)	$(1,316)	$(64,033)

Basic and diluted loss from continuing operations per share of common stock	$(7.30)	$(0.16)	$(7.46)

Basic and diluted weighted average shares outstanding	8,589		8,589

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

Exhibit 99.1

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Dollars in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2011
	As Reported (6)	ASMP Pro Forma Adjustments	Pro Forma

Net sales	$314,959	$(14,560)	$300,399
Cost of goods sold	135,182	(11,655)	123,527
Gross margin	179,777	(2,905)	176,872

Operating expenses:
Selling, general and administrative expenses	181,291	(1,479)	179,812
Severance expenses	1,614	—	1,614
Loss on sale of assets	22	—	22
Other operating expenses	2,346	(1,146)	1,200
Operating expenses	185,273	(2,625)	182,648

Operating loss	(5,496)	(280)	(5,776)

Other expense, net	(580)	—	(580)

Loss from continuing operations before income taxes	(6,076)	(280)	(6,356)

Income tax benefit	1,687	80	1,767

Loss from continuing operations	$(4,389)	$(200)	$(4,589)

Basic and diluted loss from continuing operations per share of common stock	$(0.51)	$(0.03)	$(0.54)

Basic and diluted weighted average shares outstanding	8,553		8,533

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

Exhibit 99.1

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Dollars in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2010
	As Reported (6)	ASMP Pro Forma Adjustments	Pro Forma

Net sales	$316,780	$(13,642)	$303,138
Cost of goods sold	121,954	(11,360)	110,594
Gross margin	194,826	(2,282)	192,544

Operating expenses:
Selling, general and administrative expenses	180,021	(1,765)	178,256
Severance expenses	3,629	—	3,629
Gain on sale of assets	(1,701)	—	(1,701)
Other operating benefits	(4,050)	—	(4,050)
Operating expenses	177,899	(1,765)	176,134

Operating income	16,927	(517)	16,410

Other expense, net	(231)	—	(231)

Income from continuing operations before income taxes	16,696	(517)	16,179

Income tax expense	(7,106)	177	(6,929)

Income from continuing operations	$9,590	$(340)	$9,250

Basic loss from continuing operations per share of common stock	$1.13	$(0.04)	$1.09
Diluted loss from continuing operations per share of common stock	$1.12	$(0.04)	$1.08

Weighted average shares outstanding:
Basic	8,522		8,522
Diluted	8,537		8,537

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

Exhibit 99.1

Lawson Products, Inc.
Notes to the Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

(1)	Represents balances as reported on the unaudited Condensed Consolidated Balance Sheet included in the Company's Form 10-Q for the quarter ended September 30, 2013.

(2)	Represents assets that were acquired by the Buyer

(3)	Represents $12.5 million of cash proceeds received from purchaser, net of $1.0 million estimated transaction costs and working capital adjustments related to the Sale.

(4)	Represents accounts payable that were assumed by the Buyer.

(5)	Represents the estimated pre-tax gain on the Sale.

(6)	Represents results of operations on the Consolidated Statements of Operations included in the Company's Form 10-K for the years ended December 31, 2012, 2011 and 2010.